INVESTMENT MANAGER
     Legg Mason Fund Adviser, Inc.              REPORT TO SHAREHOLDERS
     Baltimore, MD                                FOR THE YEAR ENDED
     INVESTMENT ADVISER                            DECEMBER 31, 1995
     Western Asset Management Company
     Pasadena, CA
     BOARD OF DIRECTORS
     John F. Curley, Jr., Chairman
     Edmund J. Cashman, Jr., Vice Chairman
     Edward A. Taber, III, President                      THE
     Richard G. Gilmore                                LEGG MASON
     Charles F. Haugh                                  INVESTMENT
     Arnold L. Lehman                                    GRADE
     Dr. Jill E. McGovern                                INCOME
     T. A. Rodgers                                     PORTFOLIO
     TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA
     CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA
     COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, D.C.
     INDEPENDENT ACCOUNTANTS                      PUTTING YOUR FUTURE FIRST
     Coopers & Lybrand L.L.P.
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

     LEGG MASON WOOD WALKER, INCORPORATED
     111 South Calvert Street
     P.O. Box 1476, Baltimore, MD 21203-1476
     410 (Bullet) 539 (Bullet) 0000
     [RECYCLED LOGO] PRINTED ON RECYCLED PAPER     [Legg Mason Funds Logo]
     LMF-022

     TO OUR SHAREHOLDERS,
         The Legg Mason Investment Grade Income Portfolio is a mutual fund designed for investors who wish to earn a high level of current income from a diversified portfolio consisting principally of investment grade bonds and other debt securities. Investment grade securities, which normally constitute at least 75% of the fund's portfolio, have received one of the four highest ratings from Moody's Investors Service or Standard & Poor's Corporation, or are considered by the fund's investment adviser to be of equivalent quality.

         On December 31, 1995, the fund had an annualized 30-day SEC yield of 6.17%, an average life of 9.4 years and net assets per share of $10.44. Over the twelve months through December 31, the fund's total return was 20.1%, reflecting gains in the prices of fixed income securities during the year. Total return in the prior calendar year, when prices of fixed income securities generally declined, was -4.8%. (Total return measures how well your investment has performed in terms of appreciation or depreciation in net asset value per share, capital gain distributions and dividends. It assumes that capital gain distributions and dividends were reinvested in the fund at the times they were paid.)

         We hope you will consider using the Investment Grade Income Portfolio for investment of additional funds as they become available. You may add to your account by automatic transfer from your bank account or Legg Mason money market fund (your Investment Executive will be happy to supply an authorization form) or by mailing a check for $100 or more (payable to "Legg Mason Investment Grade Income Portfolio") to:

     Legg Mason Investment Grade Income Portfolio
     P.O. Box 1476
     Baltimore, Maryland 21203-1476

     Sincerely,


     /s/ John F. Curley, Jr.
     John F. Curley, Jr.
     Chairman

     February 9, 1996

     PORTFOLIO MANAGERS' COMMENTS

          On the back of declining interest rates, and with most investment strategies rewarded by favorable developments in the market, the fund registered strong nominal and relative performance in 1995, with a 20.1% total return relative to the broad bond market's return of 18.5%.

          Interest rates fell dramatically last year, reversing a good portion of their dramatic rise the year before. Whereas the Federal Reserve led the way to higher rates in 1994, it cut rates only modestly in 1995. The major driver to lower rates was the growing perception among market participants that the Fed's monetary tightening had been sufficient to slow the pace of economic growth, and that therefore inflation prospects were much better than had been feared early in the year. Expectations swung dramatically, as the market went into 1995 expecting the Fed to raise the funds rate to 8% by the end of the year. Instead, the Fed lowered the funds rate from 5.75% to 5.5%, and the market expected further reductions to 4.75% by the end of the year. Thus, forward short-term interest rates fell by more than 300 basis points (100 basis points = 1%) over the course of the year, far outpacing the 200 basis point decline in long-term interest rates.

          Relative performance was dominated by the Adviser's decision to hold a long duration position throughout the year, causing the portfolio to benefit as interest rates declined. The portfolio's duration was concentrated in the short- and intermediate sector of the yield curve early in the year, a strategy that was rewarded as the yield curve steepened rather dramatically in the first quarter. Subsequently, the portfolio's barbell exposure to maturities had little effect on performance for the balance of the year, since the decline in rates through year end was fairly uniform across the maturity spectrum.

          By emphasizing the mortgage sector early in the year, the portfolio benefited as mortgage yields narrowed relative to Treasury yields. A move to underweight mortgages in the portfolio beginning in the second quarter was also rewarded, as mortgage spreads widened as interest rates continued to decline, sparking prepayment fears and causing returns in the mortgage sector to lag Treasury returns. In addition, the portfolio held an overweighting to corporate securities at the lower end of the investment scale for the balance of the year, and this proved quite beneficial as corporate quality spreads in general narrowed over the course of the year.

      Western Asset Management Company
      February 9, 1996
2

     PERFORMANCE INFORMATION
     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO


      Performance Comparison of a $10,000 Investment as of December 31, 1995
                            Average Annual Total Return

                      1 Year       5 Years       Life Of Fund*
                      20.14%        9.51%           9.10%

                                    [GRAPH HERE]

                                            Salomon Brothers
                             Investment     Broad Investment-
                             Grade Income   Grade Bond Index(1)
1986.5                       10,000         10,000
1987                         10,260         10,305
1988                         11,045         11,127
1989                         12,477         12,734
1990                         13,200         13,892
1991                         15,311         16,111
1992                         16,349         17,334
1993                         18,184         19,055
1994                         17,307         18,512
1995                         20,793         21,942

   *August 7, 1987 -- December 31, 1995
 (1)The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.

    The fund has two classes of shares: Primary and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees are determined separately for each class and the Navigator Class does not have Rule 12b-1 distribution fees.

    Total return for Navigator shares for the period December 1, 1995 (inception of class) to December 31, 1995 was 1.42%.

    The returns shown above are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders.
                                                                      3

     STATEMENT OF NET ASSETS
     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO
     DECEMBER 31, 1995

                                      Principal
(Amounts in Thousands)                 Amount       Value
CORPORATE BONDS AND NOTES -- 33.4%
Fixed-rate Securities -- 33.4%
FINANCE -- 2.4%
Salomon Inc.
  8.45%       2/17/97                 $1,000        $1,025
Western Financial
  Savings Bank F.S.B.
  8.50%       7/1/03                   1,000         1,032
                                                     2,057
FOOD AND BEVERAGE -- 2.9%
RJR Nabisco, Incorporated
  8.75%       8/15/05                    200           205
  8.75%       7/15/07                  1,110         1,132
Seagram (Jos. E.) & Son
  9.65%       8/15/18                    900         1,166
                                                     2,503
INDUSTRIAL -- 8.8%
General Motors Corporation
  7.40%       9/1/25                     900           960
ITT Corporation (New)
  6.75%       11/15/05                   440           442
  7.375%      11/15/15                   610           617
Nabisco Incorporated
  7.55%       6/15/15                    500           520
SPX Corporation
  11.75%      6/1/02                   2,500         2,650
TCI Communications Incorporated
  8.75%       8/1/15                   1,190         1,319
Westpoint Stevens Inc.
  8.75%       12/15/01                 1,000         1,000
                                                     7,508
MANUFACTURING -- 1.2%
Black and Decker Corporation
  7.00%       2/1/06                   1,000         1,027
MEDIA AND ENTERTAINMENT -- 3.5%
Columbia Pictures Entertainment
  9.875%      2/1/98                     250           269
News America Holdings Incorporated
  8.875%      4/26/23                  1,000         1,156
Time Warner Entertainment
  Company, L.P.
  8.375%      7/15/33                  1,500         1,601
                                                     3,026

                                      Principal
(Amounts in Thousands)                 Amount       Value
MULTI-INDUSTRY -- 1.2%
Loews Corporation
  7.625%      6/1/23                  $1,000        $1,032
OIL AND GAS -- 4.4%
Coastal Corporation
  11.75%      6/15/06                    160           170
Louis Dreyfus Natural Gas
  Corporation
  9.25%       6/15/04                  1,000         1,070
Occidental Petroleum Corporation
  9.625%      7/1/99                   1,500         1,525
Phillips Petroleum Company
  7.20%       11/1/23                  1,000         1,006
                                                     3,771
TRANSPORTATION -- 3.9%
Delta Air Lines, Inc.
  7.79%       12/1/98                  1,000         1,038
United Airlines, Inc.
  11.21%      5/1/14                   1,750         2,316
                                                     3,354
UTILITIES -- 5.1%
First PV Funding Corporation
  10.15%      1/15/16                  1,000         1,023
Niagara Mohawk Power Corporation
  7.75%       5/15/06                  1,200         1,150
North Atlantic Energy Corporation
  9.05%       6/1/02                   1,415         1,449
System Energy Resources, Inc.
  7.43%       1/15/11                    788           785
                                                     4,407
Total Corporate Bonds and Notes
  (Identified Cost -- $27,009)                      28,685
ASSET-BACKED SECURITIES -- 5.0%
Advanta Home Equity Loan Trust
  5.95%       3/25/09                  1,355         1,319
ContiMortgage Home Equity
  Loan Trust
  8.60%       6/15/25                  1,500         1,539
Olympic Automobile Receivable Trust
  7.875%      7/15/01                  1,423         1,460
Total Asset-backed Securities
  (Identified Cost -- $4,294)                        4,318

                                       Principal
(Amounts in Thousands)                  Amount       Value
MORTGAGE-BACKED SECURITIES -- 6.5%
Fixed-rate Securities -- 2.2%
Resolution Trust Corporation
  10.00%      5/25/22                   $  786       $  794
PSB Financial Corporation II
  11.05%      12/1/15                    1,057        1,135
                                                      1,929
Variable-rate SecuritiesG -- 4.3%
Resolution Trust Corporation
  6.19%       5/25/19                      786          765
  11.00%      1/25/25                      957          994
  6.77%       4/25/28B                   1,554        1,531
  8.21%       9/25/29                      433          435
                                                      3,725
Total Mortgage-backed Securities
  (Identified Cost -- $5,727)                         5,654
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 29.4%
Federal National Mortgage Association
  6.30%       6/15/98                    1,000        1,000
  0%C         11/1/01                      600          574
                                                      1,574
Guaranteed Export Trust-PDVSA 1995-A
  6.28%       6/15/04                    1,000        1,017
Tennessee Valley Authority
  6.75%       11/1/25                      500          526
United States Treasury Bonds
  11.625%     11/15/04                   2,000        2,831D
  12.00%      8/15/13                    2,170        3,344
  0%E         5/15/17                    3,520          940
  0%E         8/15/20                      700          152
  7.50%       11/15/24                     970        1,166
                                                      8,433
United States Treasury Notes
  6.00%       8/31/97                      600          608
  5.625%      10/31/97                     500          504
  7.125%      9/30/99                    1,100        1,166
  7.75%       12/31/99                   2,000        2,170
  5.625%      11/30/00                   7,380        7,447
  6.50%       8/15/05                      280          298
  5.875%      11/15/05                   1,480        1,513
                                                     13,706
Total U.S. Government and Agency
  Obligations
  (Identified Cost -- $23,991)                       25,256

                                        Principal
(Amounts in Thousands)                    Amount     Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 14.5%
Fixed-rate Securities -- 12.6%
Federal Home Loan Mortgage
  Corporation
  8.75%       10/1/01                   $   71       $   74
  5.50%       11/25/05                   1,491        1,436
  6.50%       9/15/15                      315          317
  7.00%       1/1/99                     2,500        2,523
  7.50%       1/1/99                     1,600        1,640
                                                      5,990
Federal National Mortgage
  Association
  6.50%       5/25/03                    1,200        1,212
  8.00%       4/25/06                    1,000        1,054
  9.15%       9/25/18                      409          421
                                                      2,687
Government National Mortgage
  Association
  9.00%       7/15/16                      333          356
  9.00%       8/15/16                      347          370
  9.00%       10/15/16                     317          338
  9.00%       11/15/16                     340          363
  9.00%       12/15/16                     334          357
  9.00%       6/15/17                      335          358
                                                      2,142
Variable-rate SecurityG -- 1.9%
Federal Home Loan Mortgage
  Corporation
  7.628%      9/1/24                     1,601        1,652
Total U.S. Government Agency
  Mortgage-backed Securities
  (Identified Cost -- $12,253)                       12,471
YANKEE BONDS E -- 5.7%
Hydro-Quebec
  8.05%       7/7/24                     1,200        1,370
Province de Quebec
  7.125%      2/9/24                     2,000        2,011
YPF Sociedad Anonima
  7.50%       10/26/02                   1,473        1,491
Total Yankee Bonds
  (Identified Cost -- $4,779)                         4,872

     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO

                                       Principal
(Amounts in Thousands)                  Amount      Value
SHORT-TERM INVESTMENTS -- 8.6%
Corporate Bonds and Notes -- 4.1%
Fixed-rate Securities -- 2.3%
Discover Credit Corp.
  8.92%       3/15/96                  $1,000       $1,003
GATX Leasing Corporation
  10.00%      1/1/96                    1,000        1,000
                                                     2,003
Indexed SecurityA -- 1.8%
Caterpillar Financial Services
  Corporation
  5.67%       2/26/96F                  1,500        1,499
Asset-backed Securities -- 2.0%
First USA Credit Card Master Trust
  6.24%       1/15/96F                    900          901
MBNA Master Credit Card Trust
  6.21%       1/15/96F                    800          800
                                                     1,701
U.S. Government Obligation -- 1.2%
United States Treasury Bill
  5.395%      1/18/96                   1,000          997
Repurchase Agreement -- 1.3%
Merrill Lynch Government Securities, Inc.
  5.75% dated 12/29/95, to be
  repurchased at $1,086 on 1/2/96
  (Collateral: $1,020 Federal
  National Mortgage Association,
  7.70% due 8/10/04, value $1,138)      1,085        1,085

                                       Actual
                                      Contracts
Options Purchased -- N.M.
Eurodollar Future Put
  March 96 Strike Price $94.25             80            3
Eurodollar Future Call
  March 96 Strike Price $94.50             45           19
                                                        22
Total Short-term Investments
  (Identified Cost -- $7,306)                        7,307



(Amounts in Thousands)
Total Investments -- 103.1%
  (Identified Cost -- $85,359)                     $88,563
Other Assets Less Liabilities --
  (3.1%)                                            (2,681)
NET ASSETS CONSISTING OF:
Accumulated paid-in capital
  applicable to:
  8,201 Primary Class shares
  outstanding                         $84,883
  24 Navigator Class shares
  outstanding                             247
Undistributed net investment
  income                                   53
Accumulated realized loss on
  investments, options and futures     (2,542)
Unrealized appreciation of
  investments, options and futures      3,241
NET ASSETS -- 100.0%                               $85,882
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                     $10.44
  NAVIGATOR CLASS                                   $10.44

                                                        Net
                                       Actual        Appreciation
                                     Contracts      (Depreciation)
Futures Contracts PurchasedH
Ten-year Treasury Note
  Futures March 96                   42            $ 51
Futures Contracts SoldH
Treasury Bond
  Futures March 96                    9             (14)
                                                   $ 37

     A INDEXED SECURITY -- THE RATE OF INTEREST EARNED ON THIS SECURITY IS TIED
       TO THE CONSTANT MATURITY TREASURY INDEX (CMT). THE COUPON RATE SHOWN IS THE RATE AT DECEMBER 31, 1995.
     B RULE 144A SECURITY -- A SECURITY PURCHASED PURSUANT TO RULE 144A UNDER
       THE SECURITIES ACT OF 1933 WHICH MAY NOT BE RESOLD SUBJECT TO THAT RULE EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS.
     C ZERO-COUPON BOND -- A BOND WITH NO PERIODIC INTEREST PAYMENTS WHICH IS
       SOLD AT A DISCOUNT TO PRODUCE A CURRENT YIELD-TO-MATURITY. THIS FNMA SECURITY IS A ZERO-COUPON BOND CALLABLE ON NOVEMBER 1, 1996. IF NOT CALLED, INTEREST WILL ACCRUE AT 7.99% FROM NOVEMBER 1, 1996 UNTIL MATURITY.
     D COLLATERAL TO COVER WRITTEN OPTIONS AND FUTURES CONTRACTS SOLD.
     E YANKEE BOND -- DOLLAR-DENOMINATED BOND ISSUED IN THE U.S. BY FOREIGN
       ENTITIES.
     F THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED INTEREST RATE ADJUSTMENT
       DATE, AND THE COUPON RATE SHOWN IS THE RATE AT DECEMBER 31, 1995.
     G THE COUPON RATES SHOWN ON VARIABLE RATE SECURITIES ARE THE RATES AT
       DECEMBER 31, 1995. THESE RATES VARY WITH THE WEIGHTED AVERAGE COUPON OF THE UNDERLYING LOANS.
     H OPTIONS AND FUTURES ARE DESCRIBED IN DETAIL IN NOTE 3 TO THE FINANCIAL
       STATEMENTS.
   N.M. NOT MEANINGFUL.
        SEE NOTES TO FINANCIAL STATEMENTS.
6

     STATEMENT OF OPERATIONS
     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO
     FOR THE YEAR ENDED DECEMBER 31, 1995

      (Amounts in Thousands)
INVESTMENT INCOME:
        Interest                                                                     $ 5,566
EXPENSES:
        Management fee                                                   $  453
        Distribution and service fees                                       377
        Custodian fee                                                        68
        Transfer agent and shareholder servicing expense                     67
        Legal and audit fees                                                 25
        Registration fees                                                    19
        Reports to shareholders                                              18
        Directors' fees                                                       8
        Other expenses                                                        5
                                                                          1,040
          Less fees waived                                                 (374)
          Total expenses, net of waivers                                                  666
      NET INVESTMENT INCOME                                                             4,900
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Realized gain on investments, options and futures                   969
        Unrealized appreciation of investments, options and futures       7,813
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                   8,782
      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $13,682

     SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO

                                                                                         For the Years Ended December 31,
      (Amounts in Thousands)                                                               1995                 1994
CHANGE IN NET ASSETS:
      Net investment income                                                              $ 4,900                $ 4,128
      Net realized gain (loss) on investments, options and futures                           969                 (3,131)
      Change in unrealized appreciation of investments, options and futures                7,813                 (4,483)
      Increase in net assets resulting from operations                                    13,682                 (3,486)
      Distributions to shareholders from:
        Net investment income
          Primary Class                                                                   (4,899)                (4,128)
          Navigator Class                                                                     (1)                 --
        Net realized gain on investments
          Primary Class                                                                    --                      (287)
          Navigator Class                                                                  --                     --
      Increase in net assets from Fund share transactions:
          Primary Class                                                                   10,657                  5,316
          Navigator Class                                                                    247                  --
      Change in net assets                                                                19,686                 (2,585)
NET ASSETS:
        Beginning of year                                                                 66,196                 68,781
        End of year (including undistributed net investment income
          of $53 and $82, respectively)                                                  $85,882                $66,196

     SEE NOTES TO FINANCIAL STATEMENTS.
8

     FINANCIAL HIGHLIGHTS
     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO

         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                Navigator
                                                  Class                            Primary Class
                                                                         For the Years Ended December 31,
                                                  1995A           1995          1994         1993         1992         1991
PER SHARE OPERATING PEFORMANCE:
      Net asset value, beginning of
        period                                    $10.32          $9.27        $10.40        $10.71       $10.71       $ 9.97
      Net investment income                         0.03B          0.65C         0.60C         0.62C        0.66C        0.76C
      Net realized and unrealized gain
        (loss) on investments, options
        and futures                                 0.12           1.17         (1.09)         0.33         0.25         0.77
      Total from investment operations              0.15           1.82         (0.49)         0.95         0.91         1.53
      Distributions to shareholders
        from:
        Net investment income                      (0.03)         (0.65)        (0.60)        (0.62)       (0.66)       (0.76)
        Net realized gain on
          investments                                 --             --         (0.04)        (0.63)       (0.25)       (0.03)
        In excess of net realized gain
          on investments                              --             --            --         (0.01)          --           --
      Total distributions                          (0.03)         (0.65)        (0.64)        (1.26)       (0.91)       (0.79)
      Net asset value, end of period              $10.44         $10.44        $ 9.27        $10.40       $10.71       $10.71
      Total return                                  1.42%D        20.1%          (4.8)%       11.2%         6.8%        16.0%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                    0.40%B,E       0.88%C        0.85%C        0.85%C       0.85%C       0.71%C
        Net investment income                       6.7%B,E        6.5%C         6.1%C         5.6%C        6.1%C        7.3%C
      Portfolio turnover rate                     221.1%         221.1%        200.1%        348.2%       316.7%       212.5%
      Net assets, end of period
        (in thousands)                            $249           $85,633       $66,196       $68,781      $48,033      $36,498

     A FOR THE PERIOD DECEMBER 1, 1995 (COMMENCEMENT OF SALE OF NAVIGATOR CLASS)
       TO DECEMBER 31, 1995.
     B NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR THE
       EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATION OF 0.4% UNTIL APRIL 31, 1996.
     C NET OF FEES WAIVED AND REIMBURSMENTS MADE BY THE MANAGER FOR EXPENSES IN
       EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.65% UNTIL APRIL 30, 1991; 0.7% UNTIL OCTOBER 31, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85%
       UNTIL APRIL 30 1995; AND 0.9% UNTIL APRIL 30, 1996.
     D NOT ANNUALIZED.
     E ANNUALIZED.
       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO
     (Amounts in Thousands)
1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Income Trust, Inc. ("Trust"), consisting of the Investment Grade Income Portfolio ("Fund"), the U.S. Government Intermediate-Term Portfolio, the U.S. Government Money Market Portfolio and the High Yield Portfolio, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The financial statements of the other portfolios of the Trust are included in separate reports to shareholders.

          The Investment Grade Income Portfolio consists of two classes of shares: the Primary Class, offered since 1987, and the Navigator Class, offered to certain institutional investors since December 1, 1995. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on the Primary shares, and transfer agent and shareholder servicing expenses which are determined separately for each class.

      Security Valuation
          Portfolio securities are valued based upon market quotations. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. The amortized cost method of valuation is used for debt obligations with 60 days or less remaining to maturity.

      Investment Income and Dividends to Shareholders
          Income and expenses are recorded on the accrual basis.
      Dividends are declared daily and paid monthly. Dividends payable are recorded on the dividend record date. Bond premiums are amortized for financial reporting and tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. At December 31, 1995, dividends payable of $31 were accrued.

      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis.

      Options and Futures
          The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are marked to market daily using the closing price on the principal exchange where the contracts are traded. Payments (variation margin) are made or received daily in relation to market fluctuations.

      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

      Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.
2. INVESTMENT TRANSACTIONS:
          Investment transactions for the year ended December 31, 1995 (excluding short-term securities) were as follows:

            Purchases              $168,218
            Proceeds from sales     157,822

          Purchases and sales of U.S. Government securities aggregated $142,648 and $128,177, respectively, for the year ended December 31, 1995, which are included in the above totals.

          At December 31, 1995, the cost of securities for federal income tax purposes was $85,359. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,379 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $175. The Fund has unused capital loss carryforwards for federal income tax purposes of $2,495 which expire in 2002.
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
     (Amounts in Thousands)
3. OPTIONS AND FUTURES:

          As part of the Fund's investment program, the Fund may utilize options and futures. The nature and risk of these financial instruments and the reasons for using them are set forth more fully in the Fund's Prospectus and Statement of Additional
      Information.

          A written call option gives an option holder the right to purchase the underlying security at a specified price until a specified date. A written put option gives an option holder the right to sell the underlying security at a specified price until a specified date. Risks arise from the possible illiquidity of the options market and from movements in security values. Call and put options written by the Fund and related premiums received during the year were as follows:

                                  Calls                Puts
                             Actual               Actual
                             Contracts  Premiums   Contracts  Premiums
      Options outstanding
        December 31, 1995       2,000    $   49          --     $ --
      Options written           5,366       199       5,189       87
      Options closed           (7,341)     (238)     (5,189)     (87)
      Options expired              --        --          --       --
      Options exercised           (25)      (10)         --       --
      Options outstanding
        December 31, 1995          --    $   --          --     $ --

          The Fund has entered into futures contracts as a hedge against anticipated changes in interest rates. Risks arise from the possible illiquidity of the futures market and from the possibility that a change in the value of a contract may not correlate with changes in interest rates.

          The open long and short futures positions and related appreciation or depreciation at December 31, 1995 are described at the end of the "Statement of Net Assets", page 6.

4. REALIZED GAIN:

          The components of net realized gain on investments, options and futures for the year ended December 31, 1995 were as follows:

                                                       Amount
      Investments                                       $235
      Options                                             33
      Futures                                            701
        Net realized gain                               $969

5. FUND SHARE TRANSACTIONS:

          At December 31, 1995 there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust (including the Fund). Transactions in Fund shares were as follows:

                             For the Years Ended December 31,
                                1995                   1994
      Primary Class      Shares     Amount      Shares     Amount
      Sold                2,728    $ 27,180      3,164    $ 31,206
      Reinvestment of
        distributions       422       4,218        390       3,768
      Repurchased        (2,090)    (20,741)    (3,024)    (29,658)
        Net increase      1,060    $ 10,657        530    $  5,316


                                                December 1, 1995(dagger)
                                                       to
                                                December 31, 1995
      Navigator Class                          Shares        Amount
      Sold                                          24        $247
      Reinvestment of distributions                 --          --
      Repurchased                                   --          --
        Net increase                                24        $247
      (dagger) Commencement of operations.

6. TRANSACTIONS WITH AFFILIATES:

          The Fund has a management agreement with Legg Mason Fund
      Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason
      Wood Walker, Incorporated ("Legg Mason"), a member of the New York
      Stock Exchange and the distributor for the Fund. Under this agreement, the Manager provides the Fund with management and administrative services for which the Fund pays a fee at an annual rate of 0.6% of average daily net assets of the Fund. The
      agreement with the Manager provides that expense reimbursements be made to the Fund for expenses which in any month are in excess of annual rates, based on average daily net assets, of 0.9% until
      April 30, 1996 or when the Fund reaches net assets of $100,000, whichever occurs first. For the year ended December 31, 1995, management fees of $374 were waived. At December 31, 1995, $11 was due to the Manager.
                                                                             11

     LEGG MASON INCOME TRUST, INC.
     INVESTMENT GRADE INCOME PORTFOLIO
     (Amounts in Thousands)

          Western Asset Management Company ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Fund. The Adviser is responsible for the actual investment activity of the Fund. The Manager pays the Adviser a fee for its services at an annual rate equal to 40% of the fee received by the Manager.

          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.25% and an annual service fee of 0.25% of the Fund's average daily net assets, calculated daily and payable monthly. At December 31, 1995, distribution and service fees of $36 were due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $22 by the transfer agent for the year ended December 31, 1995.
12

     REPORT OF INDEPENDENT ACCOUNTANTS
     TO THE SHAREHOLDERS AND DIRECTORS OF LEGG MASON INCOME TRUST, INC.:

          We have audited the accompanying statement of net assets of the Legg Mason Investment Grade Income Portfolio (one of the portfolios comprising the Legg Mason Income Trust, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Grade Income Portfolio of Legg Mason Income Trust, Inc. as of December 31, 1995, and the results of its operations, changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.
      Baltimore, Maryland
      February 1, 1996

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